Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Bruce D. Hansen, Chief Financial Officer of Newmont Mining Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce D. Hansen Bruce D. Hansen Chief Financial Officer

October 24, 2003

NOTE:    A signed original of this written statement required by Section 906 has been provided to Newmont Mining Corporation and will be retained by Newmont Mining Corporation and furnished to the Securities and Exchange Commission or its staff upon request.